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                    CONSULTING GROUP CAPITAL MARKETS FUNDS

          MULTI-STRATEGY MARKET NEUTRAL INVESTMENTS (the "Portfolio")

    Supplement dated October 1, 2003 to the Prospectus dated July 29, 2003

   The following information supersedes the second footnote under the fee table on page 6 of the Prospectus of the Portfolio in the section entitled "Fee Table".

** These total annual Portfolio operating expenses exclude the dividend expense from short sales. If the dividend expense from short sales is included, the total annual Portfolio operating expenses are 2.64%. Management has voluntarily agreed to limit total annual Portfolio operating expenses (exclusive of dividend expense from short sales) to 1.90% of average net assets. The cap will remain in effect until changed by the Board of Trustees. In addition, management has voluntarily agreed to waive 0.10% of its management fee for the period from October 1, 2003 through March 31, 2004.


TK 2090 S4